FIRST QUARTER REPORT

DECEMBER 31, 2006

Advised by Harris Associates L.P.

THE OAKMARK FUNDS

2007 First Quarter Report

President's Letter	1

Summary Information	2

The Oakmark Fund

Letter from the Portfolio Managers	4

Schedule of Investments	5

The Oakmark Select Fund

Letter from the Portfolio Managers	9

Schedule of Investments	11

The Oakmark Equity and Income Fund

Letter from the Portfolio Managers	13

Schedule of Investments	16

The Oakmark Global Fund

Letter from the Portfolio Managers	20

Global Diversification Chart	22

Schedule of Investments	23

The Oakmark Global Select Fund

Letter from the Portfolio Managers	28

Global Diversification Chart	30

Schedule of Investments	31

Commentary on The International and International Small Cap Funds	33

The Oakmark International Fund

Letter from the Portfolio Manager	34

International Diversification Chart	35

Schedule of Investments	36

The Oakmark International Small Cap Fund

Letter from the Portfolio Managers	41

International Diversification Chart	43

Schedule of Investments	44

Oakmark Philosophy and Process	51

The Oakmark Glossary	52

Trustees and Officers	53

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

President's Letter

Dear Fellow Shareholders,

Domestic and international stock markets were strong in the fourth quarter, taking full-year returns to double-digit levels for all major markets. International markets produced particularly strong results for the third year in a row. Most of our Funds produced full-year 2006 results above or in line with their respective benchmarks. More importantly, every one of our Funds achieved a new all-time high net asset value during the quarter.

Morningstar Manager of the Year

In early January, David Herro, Chief Investment Officer of our International Group and portfolio manager of the Oakmark International, Oakmark Global Select and Oakmark International Small Cap Funds, received Morningstar's 2006 International Equity Fund Manager of the Year award.1 This is a well earned honor for David and a richly deserved reward for over a decade of outstanding performance for Oakmark shareholders.

We note that David is the second Oakmark Fund manager in five years to win this award, as Bill Nygren earned the Domestic Fund Manager of the Year honor in 2001 for his work on the Oakmark Fund and Oakmark Select. This makes Oakmark one of only two fund families to have Fund Manager of the Year recipients for both Domestic and International Equity Funds. We believe that this recognition speaks to our key strength—the depth, balance and quality of our investment team. Our investment professionals, both portfolio managers and analysts, are a very talented and experienced group. In particular, as both Bill and David are quick to note, these awards reflect the strength of our team of analysts and their central role in our investment success.

Fund Trading Costs

Mutual fund returns are a function of both investment returns and fund expenses. While fund expenses are typically small relative to investment returns, higher fund expenses can create a significant drag on long-term wealth accumulation. Several publications have written recently about the "hidden expense" of brokerage research and commissions and their impact on fund returns. This is a complicated subject: comparable data is not easy to find and brokerage commissions can vary across different funds for many reasons. However, a fund's commission expense relative to its peers can provide insight into the fund manager's level of care and skill in managing a fund.

A recent analysis by Lipper (the mutual fund tracking arm of Reuters) was the first that we have seen that compares brokerage commissions (as a percentage of fund assets) across mutual fund peer groups. We analyzed the details of the Lipper data and were pleased to see that for the most recent fiscal year, each of the Oakmark Funds ranked in the lowest 1/3 of funds represented in their peer universe, and three of our Funds ranked in the lowest quintile. Our attention to minimizing transaction costs is an ongoing endeavor, but our actions thus far seem to be paying off.

Personal Investment in the Funds

At Oakmark, we believe that share ownership helps to align the interests of management with shareholders. A management team that has a meaningful stake invested alongside other shareholders will have a more intense focus on performance and shareholder value. We believe this is true for the companies that we invest in, as well as for the mutual funds that we manage. Significant ownership of Oakmark shares—not just by Fund portfolio managers but by all levels of employees at the Fund and its adviser (including analysts, senior management, trustees and others)—communicates a higher standard of responsibility, focus, and commitment.

We encourage our investment team and other employees to make significant investments in The Oakmark Funds. Each year, we report the level of our Fund ownership to shareholders. In this regard, we are pleased to announce that as of December 31, 2006, the employees of the Funds' adviser, Harris Associates L.P., the Funds' officers and trustees and their families have over $240 million invested in The Oakmark Funds. This compares to a level of just over $200 million at the beginning of last year. This increase represents a combination of price appreciation and additional purchases.

For those particularly interested in portfolio manager holdings, every Fund manager (including the managers of the recently launched Global Select Fund) owns at least $1 million of each Fund that he manages. As required under SEC rules, we will provide more details on portfolio manager holdings when we release our year-end filings later this month.

Thank you for your continued investment and confidence in The Oakmark Funds. We welcome your comments and questions. You can reach us via e-mail at ContactOakmark@oakmark.com.

John R. Raitt
President of The Oakmark Funds
President and CEO of Harris Associates L.P.

THE OAKMARK FUNDS

Summary Information

Performance for Period Ended December 31, 2006[2]	The Oakmark Fund—Class I (OAKMX)	The Oakmark Select Fund—Class I (OAKLX)	The Oakmark Equity and Income Fund—Class I (OAKBX)	The Oakmark Global Fund—Class I (OAKGX)
3 Months*	8.30%	8.39%	4.50%	9.19%
1 Year	18.26%	13.60%	10.82%	24.18%
Average Annual Total Return for:
3 Year	9.25%	9.33%	9.92%	17.59%
5 Year	6.94%	8.09%	9.88%	18.85%
10 Year	8.58%	17.05%	13.27%	N/A
Since inception	15.57% (8/5/91)	18.28% (11/1/96)	13.48% (11/1/95)	17.44% (8/4/99)
Top Five Equity Holdings as of December 31, 2006[3] Company and % of Total Net Assets	McDonald's Corporation 3.1% Washington Mutual, Inc. 3.1% Time Warner Inc. 2.7% Yum! Brands, Inc. 2.7% Harley-Davidson, Inc. 2.5%	Washington Mutual, Inc. 15.0% Yum! Brands, Inc. 8.2% McDonald's Corporation 6.0% H&R Block, Inc. 5.8% Time Warner Inc. 5.5%	XTO Energy, Inc. 4.2% Caremark Rx, Inc. 3.4% General Dynamics Corporation 3.0% Nestle SA 2.9% Diageo plc 2.8%	GlaxoSmithKline plc 3.5% Vodafone Group Plc 3.3% DaimlerChrysler AG 3.2% Snap-on Incorporated 3.2% Rohm Company Limited 3.1%
Sector Allocation as of December 31, 2006 Sector and % of Market Value	Consumer Discretionary 40.9% Financials 14.2% Information Technology 13.8% Consumer Staples 12.7% Health Care 9.9% Industrials 7.0% Energy 1.5%	Consumer Discretionary 51.5% Financials 20.3% Information Technology 16.0% Health Care 7.8% Industrials 4.4%	U.S. Government
Securities 32.8%
Consumer
Discretionary 12.8%
Consumer Staples 11.8%
Energy 10.8%
Health Care 8.2%
Industrials 7.9%
Financials 6.5%
Foreign Government
Securities 6.1%
Information
Technology 2.8%
			Materials 0.3%	Consumer Discretionary 29.3% Information Technology 18.0% Health Care 12.4% Financials 11.0% Consumer Staples 9.2% Industrials 8.4% Telecommunication Services 8.0% Energy 2.7% Materials 1.0%

The performance data quoted represents past performance. The above performance information for the Funds does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit oakmark.com.

* Not annualized

THE OAKMARK FUNDS

Performance for Period Ended December 31, 2006[2]	The Oakmark Global Select Fund—Class I (OAKWX)	The Oakmark International Fund—Class I (OAKIX)	The Oakmark International Small Cap Fund—Class I (OAKEX)
3 Months*	7.92%	9.62%	11.89%
1 Year	N/A	30.60%	34.90%
Average Annual Total Return for:
3 Year	N/A	21.08%	28.25%
5 Year	N/A	17.53%	24.99%
10 Year	N/A	12.36%	15.50%
Since inception	N/A (10/2/06)	13.71% (9/30/92)	15.68% (11/1/95)
Top Five Equity Holdings as of December 31, 2006[3] Company and % of Total Net Assets	UBS AG 4.9% DaimlerChrysler AG 4.8% GlaxoSmithKline plc 4.8% British Sky Broadcasting Group plc 4.8% The Home Depot, Inc. 4.8%	DaimlerChrysler AG 3.9% GlaxoSmithKline plc 3.6% UBS AG 3.4% Rohm Company Limited 3.3% Novartis AG 3.2%	MLP AG 4.1% Benfield Group Plc 4.0% Tandberg ASA 3.9% Sogecable SA 3.5% Julius Baer Holding Ltd. 3.4%
Sector Allocation as of December 31, 2006 Sector and % of Market Value	Consumer Discretionary 30.7% Financials 25.5% Health Care 15.3% Information Technology 15.1% Industrials 5.1% Consumer Staples 5.0% Telecommunication Services 3.3%	Consumer Discretionary 31.4% Financials 28.9% Consumer Staples 12.1% Health Care 8.9% Telecommunication Services 6.0% Industrials 4.7% Information Technology 4.4% Materials 3.3% Energy 0.3%	Consumer Discretionary 32.0% Information Technology 22.5% Financials 16.0% Industrials 13.8% Consumer Staples 7.4% Health Care 3.7% Materials 3.1% Telecommunication Services 1.5%

THE OAKMARK FUNDS

THE OAKMARK FUND

Report from Bill Nygren and Kevin Grant, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (12/31/06) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX4

		Average Annual Total Returns (as of 12/31/06)
	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (8/5/91)
Oakmark Fund (Class I)	8.30%	18.26%	6.94%	8.58%	15.57%
S&P 500	6.70%	15.80%	6.19%	8.42%	11.02%
Dow Jones Average[5]	7.39%	19.04%	6.81%	8.93%	12.20%
Lipper Large Cap Value Index[6]	7.02%	18.30%	7.67%	8.54%	10.97%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Fund had a very strong fourth quarter and year, up 8% and 18% respectively. Both numbers are in excess of the gains achieved by the S&P 500. The fourth quarter advance was very broad based, as evidenced by only three of our fifty-four stocks having negative returns: Texas Instruments, Wal-Mart, and Intel. We remain confident about the fundamental outlook for all three companies.

At the top of the list of our strong performers were several of our media investments. We have consistently believed that traditional media companies would be positively affected by new technology. To us, advancements such as the ability to watch television programming on a portable DVR make both content and the delivery of that content more valuable. Time Warner, up 20% for the quarter, had the biggest positive effect on our NAV.7 DirecTV, up 27%, achieved our largest increase, but had a somewhat smaller effect on NAV due to it being a smaller position size. Last quarter News Corp. effectively repurchased a large block of their own stock from Liberty Media Capital by transferring their ownership of DirecTV to Liberty. We believe that Liberty Capital is selling at a large discount to its asset value, and now its primary asset is DirecTV. So we sold the majority of our DirecTV shares and increased our position in Liberty Capital. We believe that Liberty Capital deserves to sell at a smaller discount to value, and further, if DirecTV goes up more, so does Liberty's value. The quarter's only new purchase was Medtronic.

Medtronic, Inc (MDT - $53)

Medtronic is the world's largest manufacturer of implantable biomedical devices. In their largest business, cardiac rhythm management (pacemakers and implantable defibrillators), Medtronic has higher sales than all its competitors combined. Both investors and acquirers typically pay very high prices for businesses with dominant share that sell proprietary products into growing markets. In fact, back in 2000, Medtronic traded at $62 per share, over 50 times projected earnings. As expected, earnings have more than doubled since 2000, but despite that, the stock price has declined. Medtronic stock now trades at less than 20 times projected earnings, only a small premium to inferior businesses. Like many of our more recent purchases, we believe Medtronic will continue to achieve superior growth and expect it to again be accorded a superior multiple.

William C. Nygren, CFA Portfolio Manager bnygren@oakmark.com	Kevin G. Grant, CFA Portfolio Manager kgrant@oakmark.com

THE OAKMARK FUND

THE OAKMARK FUND

Schedule of Investments—December 31, 2006 (Unaudited)

Name	Shares Held	Market Value
Common Stocks—94.8%
Apparel Retail—3.9%
Limited Brands	4,628,047	$133,935,680
The Gap, Inc.	5,066,700	98,800,650
		232,736,330
Broadcasting & Cable TV—5.1%
Liberty Media Holding Corporation - Capital, Class A (a)	939,370	$92,039,473
Comcast Corporation, Special Class A (a)	1,725,000	72,243,000
EchoStar Communications Corporation, Class A (a)	1,525,000	57,995,750
The DIRECTV Group, Inc. (a)	2,251,000	56,139,940
Discovery Holding Company, Class A (a)	1,740,140	27,998,853
		306,417,016
Catalog Retail—1.3%
Liberty Media Holding Corporation - Interactive, Class A (a)	3,699,850	$79,805,765
Department Stores—2.1%
Kohl's Corporation (a)	1,850,000	$126,595,500
Home Improvement Retail—2.1%
The Home Depot, Inc.	3,181,500	$127,769,040
Homebuilding—1.9%
Pulte Homes, Inc.	3,500,000	$115,920,000
Household Appliances—1.9%
The Black & Decker Corporation	1,400,000	$111,958,000
Housewares & Specialties—2.0%
Fortune Brands, Inc.	1,400,000	$119,546,000
Leisure Products—0.6%
Mattel, Inc.	1,512,300	$34,268,718
Motorcycle Manufacturers—2.5%
Harley-Davidson, Inc.	2,100,000	$147,987,000
Movies & Entertainment—6.8%
Time Warner, Inc.	7,447,700	$162,210,906
Viacom, Inc., Class B (a)	3,239,745	132,926,737
The Walt Disney Company	3,300,000	113,091,000
		408,228,643
Publishing—0.7%
Gannett Co., Inc.	684,500	$41,384,870

THE OAKMARK FUND

THE OAKMARK FUND

Schedule of Investments—December 31, 2006 (Unaudited) cont.

Name	Shares Held	Market Value
Common Stocks—94.8% (cont.)
Restaurants—5.8%
McDonald's Corporation	4,150,000	$183,969,500
Yum! Brands, Inc.	2,724,000	160,171,200
		344,140,700
Specialized Consumer Services—2.1%
H&R Block, Inc.	5,358,600	$123,462,144
Brewers—3.9%
InBev NV (b)	1,850,000	$121,958,099
Anheuser-Busch Companies, Inc.	2,250,000	110,700,000
		232,658,099
Distillers & Vintners—1.7%
Diageo plc (c)	1,271,000	$100,803,010
Hypermarkets & Super Centers—1.9%
Wal-Mart Stores, Inc.	2,500,000	$115,450,000
Packaged Foods & Meats—3.4%
H.J. Heinz Company	2,250,000	$101,272,500
General Mills, Inc.	1,756,000	101,145,600
		202,418,100
Soft Drinks—1.1%
The Coca-Cola Company	1,398,700	$67,487,275
Integrated Oil & Gas—1.4%
ConocoPhillips	1,200,373	$86,366,837
Asset Management & Custody Banks—1.4%
The Bank of New York Company, Inc.	2,150,000	$84,645,500
Diversified Banks—2.1%
U.S. Bancorp	3,450,000	$124,855,500
Life & Health Insurance—1.4%
AFLAC Incorporated	1,767,000	$81,282,000
Other Diversified Financial Services—4.4%
Citigroup, Inc.	2,400,000	$133,680,000
JPMorgan Chase & Co.	2,700,000	130,410,000
		264,090,000
Thrifts & Mortgage Finance—4.2%
Washington Mutual, Inc.	4,037,300	$183,656,777
MGIC Investment Corporation	1,090,600	68,206,124
		251,862,901

THE OAKMARK FUND

THE OAKMARK FUND

Schedule of Investments—December 31, 2006 (Unaudited) cont.

Name	Shares Held	Market Value
Common Stocks—94.8% (cont.)
Health Care Equipment—3.4%
Baxter International, Inc.	2,900,000	$134,531,000
Medtronic, Inc.	1,250,000	66,887,500
		201,418,500
Pharmaceuticals—6.0%
Abbott Laboratories	2,487,300	$121,156,383
Bristol-Myers Squibb Company	4,500,000	118,440,000
Schering-Plough Corporation	4,960,200	117,259,128
		356,855,511
Aerospace & Defense—3.6%
Raytheon Company	2,450,000	$129,360,000
Honeywell International, Inc.	1,900,000	85,956,000
		215,316,000
Building Products—1.7%
Masco Corporation	3,433,600	$102,561,632
Industrial Conglomerates—1.3%
Tyco International Ltd. (b)	2,558,000	$77,763,200
Computer Hardware—5.4%
Hewlett-Packard Company	2,925,000	$120,480,750
Sun Microsystems, Inc. (a)	19,270,000	104,443,400
Dell Inc. (a)	4,000,000	100,360,000
		325,284,150
Data Processing & Outsourced Services—2.1%
First Data Corporation	2,575,000	$65,714,000
Western Union Company	2,575,000	57,731,500
		123,445,500
Office Electronics—1.5%
Xerox Corporation (a)	5,272,400	$89,367,180
Semiconductors—4.1%
Texas Instruments Incorporated	4,400,000	$126,720,000
Intel Corporation	5,900,000	119,475,000
		246,195,000
Total Common Stocks (Cost: $3,787,583,707)		5,670,345,621

THE OAKMARK FUND

THE OAKMARK FUND

Schedule of Investments—December 31, 2006 (Unaudited) cont.

Name	Par Value	Market Value
Short Term Investments—5.1%
U.S. Government Agencies—2.1%
Fannie Mae, 5.11% due 1/11/2007	$25,000,000	$24,957,417
Federal Home Loan Bank, 5.14% due 1/25/2007	100,000,000	99,628,778
Total U.S. Government Agencies (Cost: $124,586,195)		124,586,195
Repurchase Agreement—3.0%
IBT Repurchase Agreement, 5.01% dated 12/29/2006 due 1/2/2007, repurchase price $178,882,241, collateralized by Government National Mortgage Association Bonds, with rates of 5.000% - 5.875%, with maturities from 9/20/2031 - 10/20/2034, and with an aggregate market value plus accrued interest of $61,781,509, and by Small Business Administration Bonds, with rates of 7.875% - 8.625%, with maturities from 1/25/2015 - 6/25/2030, and with an aggregate market value plus accrued interest of $125,940,346	$178,782,719	$178,782,719
Total Repurchase Agreement (Cost: $178,782,719)		178,782,719
Total Short Term Investments (Cost: $303,368,914)		303,368,914
Total Investments (Cost $4,090,952,621)—99.9%		$5,973,714,535
Other Assets In Excess Of Other Liabilities—0.1%		5,738,871
Total Net Assets—100%		$5,979,453,406

(a)  Non-income producing security.

(b)  Represents a foreign domiciled corporation.

(c)  Represents an American Depository Receipt.

THE OAKMARK FUND

THE OAKMARK SELECT FUND

Report from Bill Nygren and Henry Berghoef, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (12/31/06) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX4

		Average Annual Total Returns (as of 12/31/06)
	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/96)
Oakmark Select Fund (Class I)	8.39%	13.60%	8.09%	17.05%	18.28%
S&P 500	6.70%	15.80%	6.19%	8.42%	8.86%
Lipper Multi-Cap Value Index[8]	7.39%	17.07%	9.37%	9.55%	10.04%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

Fourth Quarter Update

The Oakmark Select Fund increased in value by 8% for the quarter and 14% for calendar 2006. The quarter's strong performance occurred largely across the portfolio with no single stock responsible for an overwhelming gain. We did not purchase any new securities during the quarter, but First Data's spin-off of Western Union did create a new position. We believe Western Union is an unusually high quality business. It is the dominant leader in international money transfers. The growing number of people working in countries away from their families has dramatically increased the demand for that service. We believe the stock price does not fully reflect Western Union's growth prospects. During the quarter we added to our Western Union position and sold our remaining First Data shares.

Ten-year anniversary: Wah-wah-wee-wah!

In November we had a firm-wide luncheon in honor of Oakmark Select's tenth birthday. Like any birthday party it was a time of both celebration and reflection. We shared stories about the more memorable events of the Fund's first year – like getting followed out of a speech by a guy screaming that we were irresponsible to offer a non-diversified mutual fund and another early speaking engagement where literally not one person showed up! We also enjoyed reminiscing about the stocks that performed the best (Moody's, Cablevision) and, less enjoyable, the worst (US Industries, EDS). Knowing how well our shareholders have fared over the decade has somewhat eased the pain of those mistakes.

Something we've noticed at Oakmark is that our recollection of events often gets a little cloudy, and we tend to remember our forecasts as having been more accurate than they really were. For that reason, whenever analysts review our holdings we ask them to present a "retrospective." This requires taking a look back at everything they've previously written about a company and then comparing their expectations to the actual results. This process forces intellectual honesty, and also enables us to detect patterns that aid our understanding of other investments. So, in that spirit, here is the "retrospective" on Oakmark Select's first decade.

In our first report to shareholders in January 1997 (available on our website), we outlined our expectations for the decade. We expected equities would perform well, and as usual, they did. The S&P 500 returned about 8% per year, which was better than owning a ten-year bond (6%) and was much better than inflation (2%). Also as usual, performance didn't follow a straight line. The S&P suffered eleven corrections of greater than 10% (most decades have about six), but only two exceeded 20% (typical decades have had four). In that first report we said that, over the course of a decade, we expected to do better than the S&P and that, to be in the top 5% of funds, we needed to outperform the market by about three percentage points per year. For the decade, small- and mid-cap stocks outperformed the S&P, and mutual funds were overweighted in those stocks. That

THE OAKMARK SELECT FUND

made it a better-than-average decade for mutual funds. About 20% of equity funds outperformed the S&P by more than that 3% hurdle, compounding returns at greater than 11%. But Oakmark Select also did better. Its 18% annualized return ranked it in the top 1% of equity funds.

While most analysis of returns is cut-and-dried, the equally important analysis of risk is a little more artistic. Most risk analysis today focuses on how differently a fund performs from its benchmark index. Our best year relative to the S&P was 2001, up 26% versus down 12%, 38 percentage points different than the index. Our worst was 1998, gaining 16% versus 29%, 13 percentage points different. In both directions, those differences are very big numbers for a mutual fund. If risk is defined as performance differential, then Select has been a very risky fund. Daily price change is another popular way to think about risk, and on that measure we also look risky. Oakmark Select's daily ups and downs were larger than average: our standard deviation of returns was about 8% higher than the S&P 500's.

But we tend to think about risk in more practical terms, like Warren Buffett, who defines risk as the chance of experiencing permanent loss of capital. Thinking along Buffett's line, what was the worst capital loss a Select investor incurred and how long did it take to recover? From May 17 through September 2, 2002, Select Fund investors saw their investment fall by 30%. They did not recover that loss until May 23, 2003, fifty-three weeks after the prior peak. Not pleasant, but not as bad as the S&P 500, which peaked on September 1, 2000, and troughed about two years later, down 47%. Now, more than six years after the peak, including dividends, it has barely recovered that loss. Another way of thinking about risk is how we measured up to our goal of growing capital over time. Select Fund reached new highs in 30 of its 41 quarters (counting the last two months of 1996 as its first quarter) compared to the S&P 500, which reached new highs in only 16 quarters. When one measures risk academically, using volatility or tracking error, Select's risk was well above average. But if risk is defined as losing money—and that's the risk we strive to avoid—the statistics suggest Select didn't ask its shareholders to endure as much pain as most funds did.

Over ten years of these reports we have consistently said that we would be long-term investors and that we believed we could add value through stock selection. We expected to have more winners than losers and expected the magnitude of our wins to exceed the magnitude of our losses. We have sure proven we are long-term. Over ten years, Oakmark Select has held 80 different stocks. Since we started with 18 (and one of those, Dun and Bradstreet, is still in the portfolio), that means we've added 62 new stocks over 10 years. Of those 62, two were stocks that went up so much during the month we started buying them that we aborted our purchase and instead sold the position. Eleven were the result of spin-offs, effectively making them involuntary additions. Deducting those, we bought 49 new positions, just short of five per year. Since our portfolio normally holds about 20 stocks, that means our average holding period has been about four years. Relative to the average fund, whose typical holding period doesn't quite stretch to one year, we have indeed been patient investors. While we don't necessarily strive for long holding periods, they do mean that our commission costs are below average, as are our short-term taxable gains.

Of the 80 holdings, 18 lost money, and 62 had positive returns. Our positive returns included 10 companies that were acquired and 17 that more than doubled in value. So far at least, we have delivered on the goal of selecting more winners than losers, and the margin of victory has exceeded the margin of defeat. Another message we have repeated is that our goal is to maximize after-tax returns. As the chart on the first page of this report shows, an initial Oakmark Select investment of $10,000 is now worth $55,126. Compared to a gain of over $45,000, our initial investors have received taxable distributions of only $12,707. The tax on 72% of their total gain has been deferred. Though we would always prefer paying tax on a gain to losing money, we have succeeded in reducing the tax bite without reducing the return.

Oakmark analysts' "retrospectives" usually end with "lessons learned." After a decade of managing Oakmark Select, we have learned that concentrated investing does what it's supposed to do—it magnifies the effect of stock selection. And when stock selection is good, as it was for this past decade, results of a concentrated portfolio can be very good. Obviously we don't know if that magnification will help or hurt over the next decade. But we do know that the same talented team of investment professionals will continue to apply the same common-sense, long-term investment philosophy that we've been using. Our initial report closed with a mention of a friend who said that his children, then infants, were depending on The Oakmark Select Fund to help finance their college education. It's an honor to have our shareholders place that level of trust in us, and it's rewarding to know that the college fund for those kids, now in junior high school, has grown significantly.

William C. Nygren, CFA Portfolio Manager bnygren@oakmark.com	Henry R. Berghoef, CFA Portfolio Manager berghoef@oakmark.com

THE OAKMARK SELECT FUND

THE OAKMARK SELECT FUND

Schedule of Investments—December 31, 2006 (Unaudited)

Name	Shares Held	Market Value
Common Stocks—95.1%
Apparel Retail—7.1%
Limited Brands	9,280,981	$268,591,590
The Gap, Inc.	8,560,000	166,920,000
		435,511,590
Broadcasting & Cable TV—2.8%
Discovery Holding Company, Class A (a)	10,809,500	$173,924,855
Catalog Retail—4.3%
Liberty Media Holding Corporation - Interactive, Class A (a)	12,050,000	$259,918,500
Homebuilding—3.2%
Pulte Homes, Inc.	5,974,200	$197,865,504
Leisure Products—2.0%
Mattel, Inc.	5,416,200	$122,731,092
Movies & Entertainment—9.5%
Time Warner, Inc.	15,340,000	$334,105,200
Viacom, Inc., Class B (a)	5,975,000	245,154,250
		579,259,450
Restaurants—14.2%
Yum! Brands, Inc.	8,557,000	$503,151,600
McDonald's Corporation	8,200,000	363,506,000
		866,657,600
Specialized Consumer Services—5.8%
H&R Block, Inc.	15,419,600	$355,267,584
Other Diversified Financial Services—4.3%
JPMorgan Chase & Co.	5,500,000	$265,650,000
Thrifts & Mortgage Finance—15.0%
Washington Mutual, Inc.	20,167,400	$917,415,026
Health Care Technology—3.7%
IMS Health Incorporated	8,303,441	$228,178,559
Pharmaceuticals—3.7%
Bristol-Myers Squibb Company	8,490,200	$223,462,064
Diversified Commercial and Professional Services—4.2%
The Dun & Bradstreet Corporation (a)	3,084,900	$255,398,871
Computer Hardware—3.5%
Dell Inc. (a)	8,500,000	$213,265,000
Data Processing & Outsourced Services—3.2%
Western Union Company	8,615,400	$193,157,268

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THE OAKMARK SELECT FUND

Schedule of Investments—December 31, 2006 (Unaudited) cont.

Name	Shares Held/ Par Value	Market Value
Common Stocks—95.1% (cont.)
Office Electronics—4.6%
Xerox Corporation (a)	16,446,400	$278,766,480
Semiconductors—4.0%
Intel Corporation	12,000,000	$243,000,000
Total Common Stocks (Cost: $3,780,255,870)		5,809,429,443

Short Term Investments—4.9%
U.S. Government Agencies—1.6%
Fannie Mae, 5.11% due 1/11/2007	$50,000,000	$49,914,833
Federal Home Loan Bank, 5.14% due 1/25/2007	50,000,000	49,814,389
Total U.S. Government Agencies (Cost: $99,729,222)		99,729,222
Repurchase Agreement—3.3%
IBT Repurchase Agreement, 5.01% dated 12/29/2006 due 1/2/2007, repurchase price $200,573,008, collateralized by Government National Mortgage Association Bonds, with rates of 5.000% - 6.375%, with maturities from 7/20/2034 - 2/20/2035, and with an aggregate market value plus accrued interest of $64,573,894, and by Small Business Administration Bonds, with rates of 7.625% - 8.825%, with maturities from 11/25/2016 - 11/25/2030, and with an aggregate market value plus accrued interest of $145,910,595	$200,461,418	$200,461,418
Total Repurchase Agreement (Cost: $200,461,418)		200,461,418
Total Short Term Investments (Cost: $300,190,640)		300,190,640
Total Investments (Cost $4,080,446,510)—100.0%		$6,109,620,083
Other Assets In Excess Of Other Liabilities—0.0%		2,986,352
Total Net Assets—100%		$6,112,606,435

(a)  Non-income producing security.

THE OAKMARK SELECT FUND

THE OAKMARK EQUITY AND INCOME FUND

Report from Clyde S. McGregor and Edward A. Studzinski, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/06) AS COMPARED TO THE LIPPER BALANCED FUND INDEX9

		Average Annual Total Returns (as of 12/31/06)
	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark Equity & Income Fund (Class I)	4.50%	10.82%	9.88%	13.27%	13.48%
Lipper Balanced Fund Index	5.08%	11.60%	6.50%	7.43%	8.22%
S&P 500[4]	6.70%	15.80%	6.19%	8.42%	10.08%
Lehman Govt./ Corp. Bond[10]	1.04%	3.78%	5.17%	6.26%	6.13%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

"The two most powerful warriors are patience and time."

Lev Nikolayevich Tolstoy

Our Results

The Oakmark Equity and Income Fund increased 5% for the quarter ended December 31, bringing the calendar year gain to 11%. For the calendar year 2006, the Fund lagged behind both the S&P 500 Index and our primary benchmark, the Lipper Balanced Fund Index, which gained respectively 16% and 12% for the year. This represents another period of positive returns for the Fund. We are somewhat pleased with this result because it represents a positive total return that will supplement the income of those investors who rely on the combination of a fixed income plus investments. As we have said, our objective is to assist you in both preserving your capital and protecting your purchasing power from inflation. We are consistently attuned to that objective, given the volatile, yet upward, trends in consumer energy prices, health care insurance costs, prescription drug costs, real estate taxes, and most basic of all, food costs.

Was 2006 a difficult year? To all outward appearances, perhaps not. After all, the Dow Jones Industrial Average5 at the end of the year hit new highs. For many who are deeply involved in investing, this is the be-all and end-all summation of 2006. For many other investors, the traditional notion of risk has been relegated to the investment attic or basement, not to emerge ever again. To us, however, there remains much to worry about. The war in Iraq, which was supposed to be short-run and of minimal expense to the U.S. taxpayer, continues with no end in sight. As of mid-summer 2006, it had cost those U.S. taxpayers in excess of $200 billion dollars. Reading through the tea leaves of the many supplemental appropriations, it is reasonably clear that tens of billions of dollars more will be required to replace the military equipment that has worn out or been destroyed far in advance of the originally projected useful life. Energy costs, which many viewed as the result of short-term speculative phenomena, have continued to reflect extreme volatility. At the end of the day, supply and demand rule in the energy area. We continue to wonder where the newly-discovered giant fields are that will ease pricing issues caused by the tightness of supply. We are still waiting to hear. And yes we understand that existing reserves may increase incrementally as a result of new drilling and recovery technologies. Both increasing demand and accelerating depletion of existing fields continues to outstrip supply as reflected in existing fields and new discoveries. The tipping point either has or will be reached at some point.

We are most concerned, however, with the continuing deterioration of credit quality in the

THE OAKMARK EQUITY AND INCOME FUND

marketplace. This is evidenced by the absence of any real spread difference between quality credits (U.S. Treasuries) and junk bond issues. One possibility, which raises more questions than it answers, is that the global marketplace now perceives these two kinds of credit as equal. In any event, we suspect that this situation cannot continue. Most central banks are tending toward a bias of raising rates. As of the end of 2006, the U.S. was not moving in this direction. A foreign central bank faces a double whammy if it is paying out more in interest rates on its own bonds than it is receiving back from U.S. Treasury bonds AND, the U.S. dollar continues to sink against the respective currency. We suspect that this is why our Treasury Secretary and Federal Reserve Chief were in China at the end of last year. We would also like to note a tangential concern: the Iranian Oil Ministry has apparently directed that it wants to be paid for oil in Euros rather than dollars. Stay tuned, as will we, for how all of these issues will play out. As all change occurs at the margin, it is at the margin where the beginnings of change to the inputs involved in shaping our fundamental assessment of business values must necessarily be observed.

Portfolio Adjustments

From our perspective, activity in the Fund during the quarter was quite limited. Although we had hoped that the volatility from earlier in the year might allow us to initiate positions in undervalued securities at very optimal prices, we added only two positions in the quarter. We initiated small positions in Idearc Inc. and Allstate. Idearc is a spin-off of Verizon's yellow pages business. Allstate is the second largest property and casualty operation in the United States, particularly focused on personal lines (private auto and homeowners) insurance. We eliminated no positions during the quarter. At the end of the prior quarter, 54.3% of the Fund was invested in equity and equivalents, compared to 58.4% at the end of the current quarter. A merger (of equals) agreement was announced between Caremark RX Inc., one of our holdings, and CVS, Inc., a major drug store chain. A second bid for Caremark has emerged from Express Scripts, another pharmaceutical benefits manager. We look forward to seeing how this plays out, but we believe that our shareholders are in a win-win situation.

"And now for a word ......."

We used to think that investing in the markets was a job with a relatively level playing field: those who did the best fundamental work and had a long-term horizon generally produced superior returns for their investors. We wonder if this will continue to be the case as we look at the different categories of "pseudo-investors," that have come to influence the short-term market scene.

Our first group of pretenders are the hedge funds. We have often wondered why rational investors would flock to a vehicle where the most common fee structure is referred to as the "two and twenty." That is, the management fee is 2% of assets, plus once a threshold return is reached, 20% of the profits above the threshold. What we find even more intriguing is that for much of this year, many of these funds allegedly had returns below their thresholds, meaning that they fell short of that magic return that would generate the higher fee. One should not underestimate the power of leverage (which these funds make use of). The question we would ask is how much leverage, exercised in unison, can move the markets? Put another way, in these unregulated vehicles, what safeguards are in place to ensure that the goal is to generate superior results for the investor rather than superior results for the management company? While you may think us too cynical on this issue, we recently met with the management of one of our long-term holdings. We learned—at least anecdotally—that hedge fund managers and long-term investors, such as ourselves, are often at cross-purposes. Not surprisingly, the hedge fund managers seem to be concerned with generating short-term performance in share price, regardless of the implications to the long-term value of the underlying business. We had suspected as much, but it is somewhat disconcerting to hear this from company managements. We also note that the sell-side firms, ever-mindful of their hedge-fund customers as huge commission payers, are now catering to that group, and giving them office space and support services in return for commissions. The company management we spoke with informed us of a seminar that a major Street firm was going to hold to educate corporate managements about the "special needs" of their hedge fund investors. Our conclusion is that it is our long-term focus and our long-term investing horizon that gives us a distinct competitive advantage relative to most hedge fund vehicles. Rather than starting to worry at some point in a fiscal year about hitting a "bogey" as hedge fund managers and analysts seem inclined to do, we worry about what the business values of our investments might be looking out three to five years. That approach has led to superior long-term returns for our investors. It has also made us a "preferred" investor by many of our companies, given the alignment of interests that our approach creates.

Our second group of pretend investors consists of greedy corporate managements. We confess that at one point we encouragingly accepted the practice of giving options to management, feeling that it facilitated an alignment of shareholders' and managements' interests. Unfortunately, in practice, options became viewed as an expected part of executive compensation and have subsequently been abused. From one-time grants, options soon transformed into a regular way of rewarding executive management teams for coming to work every day. In some cases, the options for top management teams were regularly "reloaded" each year without concern that this would dilute the real shareholders' value. Finally, the "backdating" scandal surrounding options has emerged. Although the press seems to prefer that terminology, we find it disingenuous. The backdating of options, if the requisite intent was present, appears to be simply fraud and theft and should be treated as such.

Last but not least on our list, we come to private equity and managements that are taking their companies private. We do not consider this group per se to be a subset of the "pseudo-investors." However, we have been concerned for some time about the escalating numbers of companies that are going private. In 2006 in the United States, the volume

THE OAKMARK EQUITY AND INCOME FUND

of public to private equity deals far surpassed the volume of initial public offerings. In addition, it seems that increasingly larger companies (as measured by market capitalization) are looking to do the same. What are the implications of that trend? On one level, there is a certain logic to going private as the cost of debt is lower than the free cash flow yield from many of these businesses. Hence the ability for a private equity buyer to make a cash offer for a business. Alternatively, the company may elect to issue debt itself and repurchase its own shares. Well, what kinds of companies go private? Generally, companies that go private have aggressive, entrepreneurial managements, are businesses that tend to throw off a lot of cash and have the potential to throw off a lot more. The companies are often under-leveraged before they go private. In short, many of these companies are "value" investments, the kinds of companies and managements that we like to invest in. Who are the sellers of these equities? Unfortunately they are often our peers, institutional investors in search of higher returns, at least in the short-term, without regard to the real opportunity cost of what they are giving up over the long-term. The problem is that they are often selling the future. They are disposing of high quality businesses with great cash flows, which represent some of the most undervalued equities in the marketplace at present. And to invest in what? Emerging market debt? Russian oil companies? Our concern is that the pool of long-term investors may be shrinking as institutions become increasingly short-term oriented and detached from the concept of risk (and return).

The year ahead......

The New Year is usually a time to reflect upon what went right in the past year, what we expect for the coming year, and what we would do differently. At this particular time we are grateful for the opportunity to do our work and look forward to continuing to do it for some time to come. Are there things that we look back on that we would do differently? Probably. Hindsight is always perfect. We will think about those things a little bit longer, if only from a lessons learned perspective, and then go forward. The important issue is to recognize that we are where we are and focus on where we are going, not where we have been. We continue to search for business values in the market place at that margin of safety discount to intrinsic value that we like. We remain grateful to you, our shareholders and partners, for your patience and confidence in entrusting us with your capital to manage.

Clyde S. McGregor, CFA Portfolio Manager mcgregor@oakmark.com	Edward A. Studzinski, CFA Portfolio Manager estudzinski@oakmark.com

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2006 (Unaudited)

Name	Shares Held	Market Value
Equity and Equivalents—58.4%
Common Stocks—58.4%
Apparel Retail—1.8%
The TJX Companies, Inc.	7,240,000	$206,484,800
Broadcasting & Cable TV—4.9%
EchoStar Communications Corporation, Class A (a)	8,250,000	$313,747,500
The E.W. Scripps Company, Class A	4,750,000	237,215,000
CBS Corporation, Class A	910,000	28,410,200
		579,372,700
Movies & Entertainment—1.8%
News Corporation, Class B	9,735,100	$216,703,326
Publishing—2.4%
The Washington Post Company, Class B	325,000	$242,320,000
Idearc, Inc. (a)	1,341,400	38,431,110
PRIMEDIA, Inc. (a)	3,500,000	5,915,000
		286,666,110
Restaurants—1.1%
McDonald's Corporation	3,000,000	$132,990,000
Specialty Stores—0.2%
Zale Corporation (a)	940,000	$26,517,400
Brewers—1.2%
InBev NV (b)	2,100,000	$138,438,924
Distillers & Vintners—2.8%
Diageo plc (c)	4,100,000	$325,171,000
Hypermarkets & Super Centers—0.9%
Costco Wholesale Corporation	2,100,000	$111,027,000
Packaged Foods & Meats—3.2%
Nestle SA (c)	3,900,000	$346,472,100
Smithfield Foods, Inc. (a)	980,500	25,159,630
		371,631,730
Personal Products—1.6%
Avon Products, Inc.	5,720,100	$188,992,104
Tobacco—1.7%
UST, Inc.	3,500,000	$203,700,000
Integrated Oil & Gas—2.7%
ConocoPhillips	4,500,000	$323,775,000

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2006 (Unaudited) cont.

Name	Shares Held	Market Value
Equity and Equivalents—58.4% (cont.)
Oil & Gas Exploration & Production—7.6%
XTO Energy, Inc.	10,561,338	$496,910,953
EnCana Corp. (b)	6,500,000	298,675,000
St. Mary Land & Exploration Company	2,900,000	106,836,000
		902,421,953
Property & Casualty Insurance—5.7%
SAFECO Corporation	4,000,000	$250,200,000
MBIA, Inc.	2,918,300	213,210,998
The Progressive Corporation	7,000,000	169,540,000
The Allstate Corporation	700,000	45,577,000
		678,527,998
Reinsurance—0.5%
PartnerRe, Ltd. (b)	800,000	$56,824,000
Biotechnology—1.8%
MedImmune, Inc. (a)	6,500,800	$210,430,896
Health Care Equipment—2.1%
Medtronic, Inc.	3,708,000	$198,415,080
Hospira, Inc. (a)	1,350,000	45,333,000
		243,748,080
Health Care Services—3.4%
Caremark Rx, Inc.	7,100,000	$405,481,000
Life Science Tools & Services—0.6%
Varian, Inc. (a)	1,649,400	$73,876,626
Aerospace & Defense—6.2%
General Dynamics Corporation	4,700,000	$349,445,000
Raytheon Company	3,599,700	190,064,160
Alliant Techsystems, Inc. (a)	1,325,000	103,601,750
Honeywell International, Inc.	1,889,500	85,480,980
Rockwell Collins, Inc.	150,000	9,493,500
		738,085,390
Industrial Conglomerates—0.5%
Walter Industries, Inc.	2,250,700	$60,881,435
Industrial Machinery—0.9%
Mueller Water Products, Inc., Class B (a)	6,683,553	$99,584,940
Mueller Water Products, Inc., Class A	35,600	529,372
		100,114,312
Application Software—0.5%
Mentor Graphics Corporation (a)	3,288,318	$59,288,373

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THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2006 (Unaudited) cont.

Name	Shares Held/ Par Value		Market Value
Equity and Equivalents—58.4% (cont.)
Data Processing & Outsourced Services—1.1%
Ceridian Corporation (a)		4,800,000	$134,304,000
Semiconductors—0.4%
International Rectifier Corporation (a)		1,089,700	$41,986,141
Technology Distributors—0.7%
CDW Corporation		1,200,000	$84,384,000
Paper Products—0.1%
Schweitzer-Mauduit International, Inc.		335,000	$8,726,750
Total Common Stocks (Cost: $4,827,781,065)			6,910,551,048
Total Equity And Equivalents (Cost: $4,827,781,065)			6,910,551,048
Fixed Income—37.4%
Corporate Bonds—0.2%
Paper Packaging—0.2%
Sealed Air Corporation, 144A, 5.625% due 7/15/2013 (d)		$20,000,000	$19,789,220
Total Corporate Bonds (Cost: $20,168,180)			19,789,220
Government and Agency Securities—37.2%
Canadian Government Bonds—5.4%
Canada Government, 4.25% due 12/1/2008	CAD	250,000,000	$215,259,615
Canada Government, 3.00% due 6/1/2007	CAD	250,000,000	213,379,497
Canada Government, 2.75% due 12/1/2007	CAD	250,000,000	211,756,635
			640,395,747
France Government Bonds—0.4%
France Government, 3.00% due 7/25/2012, Inflation Indexed	EUR	33,072,600	46,525,782
U.S. Government Notes—31.4%
United States Treasury Notes, 4.875% due 2/15/2012		$500,000,000	$504,570,500
United States Treasury Notes, 5.125% due 6/30/2008		500,000,000	501,562,500
United States Treasury Notes, 4.875% due 5/15/2009		500,000,000	501,094,000
United States Treasury Notes, 4.875% due 8/15/2016 (e)		375,000,000	379,482,375
United States Treasury Notes, 4.50% due 2/15/2016 (e)		375,000,000	369,023,250
United States Treasury Notes, 3.375% due 1/15/2007, Inflation Indexed		271,442,940	270,976,330

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THE OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2006 (Unaudited) cont.

Name	Par Value	Market Value
Fixed Income—37.4% (cont.)
U.S. Government Notes—31.4% (cont.)
United States Treasury Notes, 5.125% due 6/30/2011	$250,000,000	$254,218,750
United States Treasury Notes, 4.875% due 5/31/2011	250,000,000	251,718,750
United States Treasury Notes, 4.75% due 3/31/2011	250,000,000	250,420,000
United States Treasury Notes, 4.75% due 11/15/2008	250,000,000	249,677,750
United States Treasury Notes, 4.25% due 11/15/2014	125,000,000	121,259,750
United States Treasury Notes, 3.625% due 1/15/2008, Inflation Indexed	62,488,500	63,154,877
		3,717,158,832
Total Government and Agency Securities (Cost: $4,381,724,064)		4,404,080,361
Total Fixed Income (Cost: $4,401,892,244)		4,423,869,581
Short Term Investments—1.6%
Repurchase Agreement—1.6%
IBT Repurchase Agreement, 5.01% dated 12/29/2006 due 1/2/2007, repurchase price $186,465,562 collateralized by Government National Mortgage Association Bonds, with rates of 5.000%, with maturities from 2/20/2033 - 4/20/2035, and with an aggregate market value plus accrued interest of $29,869,228, and by Small Business Administration Bonds, with rates of 7.950% - 8.875%, with maturities from 5/25/2013 - 9/25/2030, and with an aggregate market value plus accrued interest of $165,810,683	$186,361,821	$186,361,821
Total Repurchase Agreement (Cost: $186,361,821)		186,361,821
Total Short Term Investments (Cost: $186,361,821)		186,361,821
Total Investments (Cost $9,416,035,130)—97.4%		$11,520,782,450
Other Assets In Excess Of Other Liabilities—2.6%		310,643,346
Total Net Assets—100%		$11,831,425,796

(a)  Non-income producing security.

(b)  Represents a foreign domiciled corporation.

(c)  Represents an American Depository Receipt.

(d)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e)  All or a portion of security out on loan.

Key to abbreviations:

CAD: Canadian Dollar

EUR: Euro Dollar

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK GLOBAL FUND

Report from Clyde S. McGregor and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (12/31/06) AS COMPARED TO THE MSCI WORLD INDEX11

		Average Annual Total Returns (as of 12/31/06)
	Total Return Last 3 Months*	1-year	5-year	Since Inception (8/4/99)
Oakmark Global Fund (Class I)	9.19%	24.18%	18.85%	17.44%
MSCI World	8.37%	20.07%	9.97%	4.20%
Lipper Global Fund Index[12]	8.47%	19.30%	10.39%	6.15%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

Quarter Review

The Oakmark Global Fund increased 9% for the quarter ended December 31, 2006, versus 8% for the Lipper Global Fund Index and the MSCI World. More importantly the Fund is up 17% annualized since inception, outperforming the Lipper Global Fund Index and the MSCI World, which were up 6% and 4%, annualized over the same time period.

A Comment on Volatility

Twelve months ago, most stock market prognosticators forecasted that 2006 would be a quiet year with returns likely coming in between 5 and 10%. Not only have these forecasts proved conservative, but the recent quarter's return on its own exceeded these forecasts. We do not find these outcomes surprising, however. Although academics have documented that the historical average return of equities has been around 10%, the distribution of returns around that average is not symmetrical. Security prices, either individually or collectively, are volatile and are more likely to rise 11-20% than 1-10% in any given year. Quarterly results are even more volatile on a proportional basis. Nevertheless, prognosticators continue to print out forecasts for moderate rates of return. Why do they do this? Institutional incentives simply demand it. First, the potential punishments for being wrong substantially outweigh the possible rewards for being correct with an aggressive forecast. In addition, a moderate forecast is easier on clients' emotions, even if making such forecasts may be intellectually disingenuous.

We do not make market forecasts. Nor do we have incentives to embrace or reject volatility. Instead we attempt to position our portfolios to capture upside volatility and to resist downside volatility. We do this by only owning securities selling at a substantial discount to their intrinsic value. We recognize (and our investors should as well) that our portfolios will occasionally suffer bouts of downward volatility. For example, 2002 was a terrible year for global equity markets (and the worst year of performance for the Fund) because average corporate earnings fell, corporate scandals were prevalent, and valuations were still stretched from the 1999-2000 bubble years. Despite these negatives, many companies' earnings power—and thus their intrinsic value—did not materially change. The opportunities created in this market decline laid the foundation for the strong years that followed.

In any event, in the seven-year history of the Oakmark Global Fund, the Fund has never generated an annual return in the 5-10% range. In six years, including 2006, the Fund returned greater than 10%, and in 2002 the Fund experienced a

THE OAKMARK GLOBAL FUND

2% loss. We often mention our compound annual return of 17% in these reports. We are proud of this record, but ask you to remember that, just as with stock market statistics, a wide range of annual returns produced this compounded annualized rate.

Activity

During the December quarter we added three new U.S. names and one international name. The selection of Live Nation provides a good example of how our teams of international and domestic analysts interact. The company is a large venue operator for live entertainment events, and it also produces and promotes events. Clear Channel Communications purchased Live Nation's former parent company in the 1990s and chose to spin the company off to shareholders late in 2005. Our international analysts' experience with a German competitor caused them to suggest that our domestic team analyze Live Nation. With a newly refocused management team as well as prospective benefits from the expiration of an expensive contract, we believe that Live Nation offers an interesting opportunity.

Medtronic is one of the largest medical device companies. Its products address problems in cardiac rhythm management, neurology, diabetes, and spinal therapies, and they also manufacture heart valves and stents. The company's products benefit from aging populations across the developed world. The balance sheet is strong, and management has demonstrated excellent capital allocation. Our opportunity to own this "best-in-class" company developed, as is often the case, when the company pre-announced a small earnings shortfall. After the announcement, investors who crave predictability rather than value fled the stock, causing a substantial fall in the share price. The shares now trade at prices first reached in 2000 despite the fact that earnings have more than doubled over that period.

Union Pacific (UNP) owns and operates the largest freight railroad in North America, serving the western United States (west of the Mississippi). Given its location and business mix, UNP should have the highest margins in the industry. Yet it currently has the worst operating margins among the Class 1 railroads (20%) versus its peers that have 23-30%. We believe that higher consumer pricing and more efficient operations will allow UNP's margins to at least reach industry norms over the medium term.

DaimlerChrysler (DCX) is a leading automobile and commercial vehicles manufacturer. Mercedes is one of the world's top luxury automobile brands that had fallen on tough times and actually lost money last year. This year the difficult U.S. market is negatively affecting Chrysler. Dealer incentives, an expected massive new model roll-out, and union negotiations are all weighing on Chrysler. These negatives created a big opportunity. Mercedes profits are improving, and the brand sells roughly the same volume as BMW and should earn similar profits. When we started buying DCX we were paying for the Mercedes brand and the net cash on the balance sheet, and in the process, we got Chrysler, the commercial division, the finance business, and other industrial holdings for free.

We sold the positions Akzo Nobel, Henkel, and TJX Cos. due to relative attractiveness versus other names in the portfolio. Despite these sales we continue to find value throughout the world. We thank you for your continued support.

Clyde S. McGregor, CFA Portfolio Manager mcgregor@oakmark.com	Robert A. Taylor, CFA Portfolio Manager rtaylor@oakmark.com

THE OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL FUND

Global Diversification—December 31, 2006 (Unaudited)

THE OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2006 (Unaudited)

Name	Description	Shares Held	Market Value
Common Stocks—98.5%
Apparel, Accessories & Luxury Goods—1.0%
Bulgari S.p.A. (Italy)	Jewelry Manufacturer & Retailer	1,946,000	$27,614,786
Automobile Manufacturers—5.5%
DaimlerChrysler AG (Germany)	Automobile Manufacturer	1,365,000	$84,327,434
Bayerische Motoren Werke (BMW) AG (Germany)	Luxury Automobile Manufacturer	1,064,000	61,111,240
			145,438,674
Broadcasting & Cable TV—3.7%
CBS Corporation, Class B (United States)	Radio & Television Broadcasting	1,585,000	$49,420,300
Discovery Holding Company, Class A (United States) (a)	Media Management & Network Services	2,913,700	46,881,433
			96,301,733
Household Appliances—3.2%
Snap-on Incorporated (United States)	Tool & Equipment Manufacturer	1,760,000	$83,846,400
Leisure Products—1.1%
Brunswick Corp. (United States)	Leisure & Recreation Products Manufacturer	877,000	$27,976,300
Motorcycle Manufacturers—3.0%
Harley-Davidson, Inc. (United States)	Motorcycle Manufacturer	1,126,000	$79,349,220
Movies & Entertainment—8.0%
Time Warner, Inc. (United States)	Filmed Entertainment & Television Networks	2,117,000	$46,108,260
Live Nation (United States) (a)	TV Programming	1,892,000	42,380,800
Viacom, Inc., Class B (United States) (a)	Publishing Company	1,009,900	41,436,197
Vivendi Universal SA (France)	Music, Games, Television, Film, & Telecommunications	1,051,500	41,099,645
News Corporation, Class B (United States)	International Multimedia & Entertainment Company	1,726,500	38,431,890
			209,456,792

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THE OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2006 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—98.5% (cont.)
Publishing—3.4%
The Washington Post Company, Class B (United States)	Newspaper & Magazine Publishing	70,360	$52,460,416
Trinity Mirror plc (Great Britain)	Newspaper Publishing	4,078,900	37,496,553
			89,956,969
Distillers & Vintners—2.9%
Diageo plc (Great Britain)	Beverages, Wines, & Spirits Manufacturer	3,902,500	$76,601,977
Household Products—1.7%
Uni-Charm Corporation (Japan)	Toiletry Products Manufacturer	397,400	$23,609,243
Kimberly-Clark de Mexico S.A.B. de C.V (Mexico)	Hygiene Products Manufacturer, Marketer & Distributor	4,391,000	20,192,991
			43,802,234
Packaged Foods & Meats—3.5%
Nestle SA (Switzerland)	Food & Beverage Manufacturer	157,500	$55,968,404
Cadbury Schweppes plc (Great Britain)	Beverage & Confectionary Manufacturer	3,493,000	37,376,742
			93,345,146
Soft Drinks—1.0%
Lotte Chilsung Beverage Co., Ltd. (Korea)	Soft Drinks, Juices & Sports Drinks Manufacturer	16,680	$25,109,677
Oil & Gas Exploration & Production—2.7%
XTO Energy, Inc. (United States)	Oil & Natural Gas Exploration & Production	1,509,000	$70,998,450
Asset Management & Custody Banks—3.0%
Julius Baer Holding Ltd. (Switzerland)	Asset Management	729,300	$80,321,756
Diversified Banks—2.3%
Bank of Ireland (Ireland)	Commercial Bank	2,191,994	$50,636,979
Australia and New Zealand Banking Group Limited (Australia)	Commercial Bank	489,200	10,893,292
			61,530,271

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THE OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2006 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—98.5% (cont.)
Diversified Capital Markets—3.0%
Credit Suisse Group (Switzerland)	Investment Services & Insurance	1,137,400	$79,575,995
Investment Banking & Brokerage—2.4%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	5,688,000	$63,808,075
Health Care Equipment—3.1%
Kinetic Concepts, Inc. (United States) (a)	Health Care Equipment & Supplies	1,115,100	$44,102,205
Medtronic, Inc. (United States)	Health Care Equipment	711,100	38,050,961
			82,153,166
Health Care Services—2.6%
Laboratory Corporation of America Holdings (United States) (a)	Medical Laboratory & Testing Services	920,000	$67,592,400
Pharmaceuticals—6.6%
GlaxoSmithKline plc (Great Britain)	Pharmaceuticals	3,483,000	$91,656,956
Novartis AG (Switzerland)	Pharmaceuticals	899,600	51,864,506
Takeda Pharmaceutical Company Limited (Japan)	Pharmaceuticals & Food Supplements	416,000	28,559,472
			172,080,934
Aerospace & Defense—0.8%
Alliant Techsystems, Inc. (United States) (a)	Propulsion Systems & Munitions	269,087	$21,039,912
Diversified Commercial and Professional Services—0.9%
Meitec Corporation (Japan)	Software Engineering Services	760,000	$23,054,494
Environmental & Facilities Services—1.2%
Waste Management, Inc. (United States)	Waste Management Services	896,400	$32,960,628
Human Resource & Employment Services—2.0%
Adecco SA (Switzerland)	Temporary Employment Services	783,000	$53,495,897
Industrial Conglomerates—2.5%
Tyco International Ltd. (Bermuda)	Diversified Manufacturing & Services	2,131,000	$64,782,400

THE OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2006 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—98.5% (cont.)
Railroads—0.8%
Union Pacific Corporation (United States)	Rail Transportation Provider	242,800	$22,342,456
Computer Hardware—1.6%
Dell, Inc. (United States) (a)	Technology Products & Services	1,635,000	$41,022,150
Data Processing & Outsourced Services—3.6%
eFunds Corporation (United States) (a)	Electronic Debit Payment Services	1,980,100	$54,452,750
Ceridian Corporation (United States) (a)	Data Management Services	1,438,000	40,235,240
			94,687,990
Home Entertainment Software—2.7%
Square Enix Co., Ltd. (Japan)	Entertainment Software	2,718,000	$71,258,855
Office Electronics—2.0%
Neopost SA (France)	Mailroom Equipment Supplier	424,750	$53,349,771
Semiconductors—5.2%
Rohm Company Limited (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	823,988	$82,049,139
Intel Corporation (United States)	Computer Component Manufacturer & Designer	2,705,000	54,776,250
			136,825,389
Systems Software—2.7%
Oracle Corporation (United States) (a)	Software Services	4,182,000	$71,679,480
Specialty Chemicals—0.9%
Givaudan (Switzerland)	Fragrance & Flavor Compound Manufacturer	26,900	$24,902,093
Wireless Telecommunication Services—7.9%
Vodafone Group Plc (Great Britain)	Mobile Telecommunications	31,650,625	$87,690,272
SK Telecom Co., Ltd. (Korea)	Mobile Telecommunications	302,130	72,283,790
NTT DoCoMo, Inc. (Japan)	Mobile Telecommunications	29,900	47,234,990
SK Telecom Co., Ltd. (Korea) (b)	Mobile Telecommunications	55,000	1,456,400
			208,665,452
Total Common Stocks (Cost: $1,976,801,920)			2,596,927,922

THE OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2006 (Unaudited) cont.

Name	Par Value	Market Value
Short Term Investments—0.5%
Repurchase Agreement—0.5%
IBT Repurchase Agreement, 5.01% dated 12/29/2006 due 1/2/2007, repurchase price $12,084,019, collateralized by a Government National Mortgage Association Bond, with a rate of 5.500%, with a maturity date of 9/20/2032, and with a market value plus accrued interest of $9,718,466, and by Small Business Administration Bonds, with rates of 6.250% - 8.625%, with maturities from 4/25/2016 - 2/25/2024, and with an aggregate market value plus accrued interest of $2,962,695	$12,077,296	$12,077,296
Total Repurchase Agreement (Cost: $12,077,296)		12,077,296
Total Short Term Investments (Cost: $12,077,296)		12,077,296
Total Investments (Cost $1,988,879,216)—99.0%		$2,609,005,218
Other Assets In Excess Of Other Liabilities—1.0%		26,972,127
Total Net Assets—100%		$2,635,977,345

(a)  Non-income producing security.

(b)  Represents an American Depository Receipt.

THE OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL SELECT FUND

Report from Bill Nygren and David Herro, Portfolio Managers

	Total Returns (as of 12/31/06)
	Last 3 Months*	Since Inception (10/2/06)
Oakmark Global Select Fund (Class I)	7.92%	7.92%
MSCI World[11]	8.37%	8.37%
Lipper Global Fund Index[12]	8.47%	8.47%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The inaugural quarter of The Oakmark Global Select Fund was a profitable one. Your Fund increased in value by 8% as our holdings fully participated in strong global equity markets. The strength in the portfolio was broad-based, with eighteen of our twenty holdings positively affecting NAV.7

We expect this Fund's reports to normally be brief, focusing on stocks that most influenced our performance and on changes in the stocks we own. Since our thoughts on international markets are already included in David Herro's commentary, and our thoughts on domestic markets are included in Bill Nygren's, we don't want to be repetitive. However, since this is our first chance to communicate with our shareholders, we wanted to take this opportunity to explain our reasons for creating this Fund.

We are excited by the challenge of managing a global concentrated fund. There are many concentrated mutual funds and many global funds (including our own), but almost no global concentrated funds. We believe that high quality big businesses around the world are priced attractively. As with all Oakmark Funds, we believe that we can add value via our stock selection and therefore believe that we can magnify that value via concentration. We expect the portfolio to generally contain about 20 stocks, and we expect that, over time, about half will be U.S.-based businesses and half will be based outside the U.S. When we find it easier to identify cheap stocks in the U.S., we will invest more heavily there, and we will shift to more international stocks when we believe non-U.S. opportunities are more abundant. As you can see from our roughly even split today, we believe stocks are attractively priced in many markets. All of the stocks now held in Oakmark Global Select are held in either Oakmark Fund or Oakmark International Fund. We expect that will usually be the case.

As we have always warned with The Oakmark Select Fund, a portfolio that is invested in only 20 stocks will have larger day-to-day price changes because each holding accounts for a larger percentage of portfolio assets than it would in a more diversified fund. For that reason, we think most investors should use The Oakmark Global Select Fund as part of a portfolio of mutual funds, or as the active portion of a global portfolio that is primarily indexed. We believe that, for most investors, its high volatility makes the Fund inappropriate as a one-stop-shopping solution.

We are not going to be benchmark sensitive and we will not attempt to minimize tracking error—the amount our performance differs from index performance. To us, that just isn't a useful measure of risk. We will attempt to select securities

THE OAKMARK GLOBAL SELECT FUND

that provide undervaluation, growing values, and managements that work to maximize business value. We believe those features lessen what we define as risk—which is the chance of losing money. Our goal will be to maximize the long-term, after-tax growth of shareholder capital. And as with all the other Oakmark Funds, "shareholder capital" includes our own. We both have made significant personal investments in Global Select because we believe it is an attractive investment.

In closing, we'd like to give a special thanks to all of our new shareholders for having had the confidence to invest with us without even knowing what the Fund was invested in. When you look at the portfolio holdings, we don't think you'll be surprised. These are all stocks that we have previously spoken highly of, own in our other Funds and continue to believe are attractive investments. Our endeavor is to make our newest family member one its siblings will be proud of.

William C. Nygren, CFA Portfolio Manager bnygren@oakmark.com	David G. Herro, CFA Portfolio Manager dherro@oakmark.com

THE OAKMARK GLOBAL SELECT FUND

THE OAKMARK GLOBAL SELECT FUND

Global Diversification—December 31, 2006 (Unaudited)

THE OAKMARK GLOBAL SELECT FUND

THE OAKMARK GLOBAL SELECT FUND

Schedule of Investments—December 31, 2006 (Unaudited)

Name	Description	Shares Held	Market Value
Common Stocks—92.6%
Automobile Manufacturers—4.8%
DaimlerChrysler AG (Germany)	Automobile Manufacturer	97,600	$6,029,566
Broadcasting & Cable TV—4.8%
British Sky Broadcasting Group plc (Great Britain)	Television Production & Broadcasting	589,500	$6,025,138
Home Improvement Retail—4.8%
The Home Depot, Inc. (United States)	Home Improvement Retailer	149,100	$5,987,856
Movies & Entertainment—9.5%
Viacom, Inc., Class B (United States) (a)	Publishing Company	145,900	$5,986,277
Time Warner, Inc. (United States)	Filmed Entertainment & Television Networks	269,500	5,869,710
			11,855,987
Restaurants—4.7%
McDonald's Corporation (United States)	Fast-food Restaurant Operator	133,800	$5,931,354
Distillers & Vintners—4.6%
Diageo plc (Great Britain)	Beverages, Wines, & Spirits Manufacturer	294,500	$5,780,726
Asset Management & Custody Banks—4.7%
Schroders PLC (Great Britain)	International Asset Management	273,000	$5,965,399
Diversified Capital Markets—4.9%
UBS AG (Switzerland)	Investment Banking	102,000	$6,198,686
Investment Banking & Brokerage—4.6%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	516,400	$5,792,984
Other Diversified Financial Services—4.7%
Citigroup, Inc. (United States)	Diversified Financial Services	106,000	$5,904,200
Thrifts & Mortgage Finance—4.6%
Washington Mutual, Inc. (United States)	Diversified Financial Services	128,800	$5,859,112
Pharmaceuticals—14.2%
GlaxoSmithKline plc (Great Britain)	Pharmaceuticals	229,000	$6,026,254
Bristol-Myers Squibb Company (United States)	Health & Personal Care	225,400	5,932,528

THE OAKMARK GLOBAL SELECT FUND

THE OAKMARK GLOBAL SELECT FUND

Schedule of Investments—December 31, 2006 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Market Value
Common Stocks—92.6% (cont.)
Pharmaceuticals—14.2% (cont.)
Schering-Plough Corporation (United States)	Therapy & Treatment Programs	248,400	$5,872,176
			17,830,958
Human Resource & Employment Services—4.7%
Adecco SA (Switzerland)	Temporary Employment Services	87,100	$5,950,821
Computer Hardware—4.7%
Dell Inc. (United States) (a)	Technology Products & Services	234,900	$5,893,641
Semiconductors—9.3%
Intel Corporation (United States)	Computer Component Manufacturer & Designer	290,400	$5,880,600
Rohm Company Limited (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	58,300	5,805,260
			11,685,860
Wireless Telecommunication Services—3.0%
Vodafone Group Plc (Great Britain)	Mobile Telecommunications	1,373,300	$3,804,824
Total Common Stocks (Cost: $110,978,324)			116,497,112

Short Term Investments—9.0%
U.S. Government Agencies—4.8%
Federal Home Loan Bank, 5.13% due 1/3/2007	$6,000,000	$5,996,580
Total U.S. Government Agencies (Cost: $5,996,580)		5,996,580
Repurchase Agreement—4.2%
IBT Repurchase Agreement, 5.01% dated 12/29/2006 due 1/2/2007, repurchase price $5,341,310, collateralized by Small Business Administration Bonds, with rates of 8.080% - 8.875%, with maturities from 9/25/2014 - 3/25/2029, and with an aggregate market value plus accrued interest of $5,605,255	5,338,338	$5,338,338
Total Repurchase Agreement (Cost: $5,338,338)		5,338,338
Total Short Term Investments (Cost: $11,334,918)		11,334,918
Total Investments (Cost $122,313,242)—101.6%		$127,832,030
Other Liabilities In Excess Of Other Assets—(1.6%)		(1,952,156)
Total Net Assets—100%		$125,879,874

(a)  Non-income producing security.

THE OAKMARK GLOBAL SELECT FUND

THE OAKMARK INTERNATIONAL AND
OAKMARK INTERNATIONAL SMALL CAP FUNDS

Fellow Shareholders,

Both the Oakmark International and International Small Cap Funds had a strong calendar year 2006 in both relative and absolute terms. Please see individual Fund letters for more specific performance information. I would like to remind my fellow shareholders that, although we work hard to continue to outperform, these levels of absolute performance are not sustainable over time.

Looking Backwards and Forward

The results we achieved were made possible both by a somewhat favorable equity investment environment as well as fairly successful investment selection. Looking at the bigger picture, despite concerns about war and terrorism, the global economy continued to grow at a strong rate without experiencing any substantial price inflation. Even the world's largest economy, the U.S., continued to perform well, although the economy was faced with negatives forces, such as rising interest rates and a weakening housing market. Meanwhile, Japan and Germany showed signs of life after years of slumber, and the emerging world continued to surge ahead.

For investors of international stocks, this means favorable operating environments for our businesses. At the same time, valuations of many high quality, financially strong international companies remain subdued, especially in large caps. Though we are not so positive about Japan's long-term prospects (unless more reforms occur and corporations recognize the importance of shareholder value creation), our weighting in Japan is relatively high because of certain pockets of value within that market. We remain unable to find any value in any of the BRICs (Brazil, Russia, India and China) because of poor valuation and/or terrible corporate governance. Again, I must remind my fellow shareholders that the presence of economic growth and vibrancy does not necessarily coincide with undervalued securities that meet our rigorous criteria.

Looking forward, we are cautiously optimistic. Though it is getting harder to find solid value in the small cap arena, we are having a fair amount of success with larger cap securities. I believe the emerging market growth spurt, though subject to volatility, will continue to add to global economic growth and will also provide good competition for some of the sleepier developed markets.

The Top of Carbon-based Energy Prices?

One external shock that has affected the global economic environment has been the rising price of carbon-based energy inputs, such as oil, gas, and coal. While the upward shift in prices appears permanent to many observers, I predict that all three of these commodities will trend towards weaker prices over the longer term (5-10 years). These prices are determined by supply and demand, and important factors will mitigate the demand that is currently driven by emerging markets. Today, whether it is motor vehicle propulsion or the generation of electricity, we have the technology to substantially lower energy consumption. In engines, we have alternative energies including diesel, hybrid, electric, biofuel, and hydrogen. In power generation wind, nuclear, and solar are being developed. Given today's high level of fossil fuel prices and the billions of dollars going into commercialization, one can imagine a far more efficient and greener future. Besides the availability of technology and financial resources, political and individual desires seem pushing for change. We are happy to be invested in companies like BMW, Gurit, and DaimlerChrysler that are aggressively working for improved energy efficiency. So, the future will prove that the forces of supply and demand are still crucial to price determination. Technology will convert energy inputs more efficiently into useable power, which will lower demand for traditional fossil fuels, and new technology will add supply from clean, high tech energy sources.

Thanks for your continued support and confidence!

David G. Herro, CFA
Portfolio Manager

dherro@oakmark.com

THE OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

THE OAKMARK INTERNATIONAL FUND

Report from David G. Herro

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (12/31/06) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX13

		Average Annual Total Returns (as of 12/31/06)
	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (9/30/92)
Oakmark International Fund (Class I)	9.62%	30.60%	17.53%	12.36%	13.71%
MSCI World ex U.S.	10.12%	25.71%	15.25%	7.96%	9.19%
MSCI EAFE[14]	10.35%	26.34%	14.98%	7.71%	8.97%
Lipper International Fund Index[15]	10.56%	25.91%	15.15%	8.78%	10.18%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Fund experienced a strong 2006 in absolute and relative terms returning 31%. This compares with 26% for the MSCI World ex U.S. Index and the Lipper International Index. More importantly, since the Fund's inception in September 1992, it has returned an average 14% per year, again, comparing very well to its peers, the MSCI World ex U.S. Index, which returned 9%, and the Lipper International Index, which returned 10%. Though I do not believe the absolute return we achieved this year is sustainable, I do believe the larger foreign companies continue to represent good value.

Impact Players

Five holdings each contributed around one percentage point of portfolio return in 2006. The top performer was The Bank of Ireland, which contributed around 110 basis points. The stock performed well due to favorable business conditions and due to competitors that are unable to hurt the bank's strong franchise. Diageo, a long-term holding, contributed approximately 100 basis points of return, as the company continues to grow profits by successfully integrating acquired brands and by benefiting from strong demand in emerging markets. Additionally, Diageo consistently manages its capital effectively by using excess cash to buy back its stock. Finally, another long-term holding, SK Telecom, also contributed around 100 basis points to total return. Not only does the company keep growing in a somewhat mature market, but its capital allocation has gradually improved. Credit Suisse and BMW were the other two companies that contributed close to 100 basis points of return to the portfolio.

On the negative side, Trinity Mirror and Johnston Press, two UK newspaper companies, were the worst performers. Both companies operate regional newspaper businesses, and Trinity also manages some national titles. We remain confident that both of these well managed, cash-generative businesses will recover from the current advertising slump and become solid contributors to the portfolio.

In general, we feel strongly that abundant investment opportunities exist in the foreign media sector, which currently appears too consumed with the internet threat. Although little has changed geographically with the Fund over the past year, our historically high weight in Japan (though still under weighted the index) is a function of finding more value in that market. As we've discussed in previous letters, we believe more micro- and macro-economic reform must occur in that market before we become genuinely enthusiastic.

David G. Herro, CFA Portfolio Manager dherro@oakmark.com

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL FUND

International Diversification—December 31, 2006 (Unaudited)

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2006 (Unaudited)

Name	Description	Shares Held	Market Value
Common Stocks—98.0%
Advertising—2.3%
Publicis Groupe (France)	Advertising & Media Services	4,663,000	$196,664,811
Apparel Retail—0.8%
Giordano International Limited (Hong Kong)	Pacific Rim Clothing Retailer & Manufacturer	121,265,300	$66,258,377
Apparel, Accessories & Luxury Goods—1.0%
Swatch Group AG, Bearer Shares (Switzerland)	Watch Manufacturer	401,100	$88,630,427
Swatch Group AG, Registered Shares (Switzerland)	Watch Manufacturer	24,700	1,104,760
			89,735,187
Automobile Manufacturers—8.0%
DaimlerChrysler AG (Germany)	Automobile Manufacturer	5,377,400	$332,206,845
Bayerische Motoren Werke (BMW) AG (Germany)	Luxury Automobile Manufacturer	3,607,000	207,169,399
Honda Motor Co., Ltd. (Japan)	Automobile & Motorcycle Manufacturer	3,594,000	141,941,935
			681,318,179
Broadcasting & Cable TV—6.1%
British Sky Broadcasting Group plc (Great Britain)	Television Production & Broadcasting	25,124,300	$256,789,441
Gestevision Telecinco SA (Spain)	Television Production & Broadcasting	5,855,400	166,800,900
Grupo Televisa S.A. (Mexico) (b)	Television Production & Broadcasting	2,343,300	63,292,533
Societe Television Francaise 1 (France)	Television Production & Broadcasting	1,261,000	46,791,430
			533,674,304
Consumer Electronics—1.5%
Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	Electronics Manufacturer	3,333,300	$125,711,505

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2006 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—98.0% (cont.)
Movies & Entertainment—1.6%
Vivendi Universal SA (France)	Music, Games, Television, Film, & Telecommunications	3,572,300	$139,629,349
Publishing—3.1%
Trinity Mirror plc (Great Britain)	Newspaper Publishing	17,792,038	$163,558,825
Johnston Press plc (Great Britain)	Newspaper Publishing	13,392,300	102,921,834
			266,480,659
Restaurants—2.2%
Compass Group PLC (Great Britain)	International Foodservice Group Operator	33,783,000	$191,826,631
Specialty Stores—2.8%
Signet Group plc (Great Britain)	Jewelry Retailer	104,089,314	$241,511,149
Tires & Rubber—1.4%
Compagnie Generale des Etablissements Michelin (France)	Tire Manufacturer	1,221,276	$116,880,540
Distillers & Vintners—2.9%
Diageo plc (Great Britain)	Beverages, Wines, & Spirits Manufacturer	12,570,000	$246,735,902
Household Products—1.8%
Uni-Charm Corporation (Japan)	Toiletry Products Manufacturer	1,616,400	$96,029,142
Henkel KGaA (Germany)	Consumer Chemical Products Manufacturer	469,099	60,808,792
Kao Corporation (Japan)	Household & Chemical Products Manufacturer	39,600	1,068,157
			157,906,091
Hypermarkets & Super Centers—1.0%
Metro AG (Germany)	Internet Food Retailer	1,350,000	$86,091,681
Packaged Foods & Meats—4.6%
Nestle SA (Switzerland)	Food & Beverage Manufacturer	566,300	$201,237,505
Cadbury Schweppes plc (Great Britain)	Beverage & Confectionary Manufacturer	18,255,000	195,337,080
			396,574,585

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THE OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2006 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—98.0% (cont.)
Soft Drinks—1.6%
Lotte Chilsung Beverage Co., Ltd. (Korea)	Soft Drinks, Juices & Sports Drinks Manufacturer	88,800	$133,677,419
Integrated Oil & Gas—0.3%
Total SA (France)	Oil & Natural Gas Exploration and Production	344,000	$24,816,412
Asset Management & Custody Banks—1.9%
Schroders PLC (Great Britain)	International Asset Management	7,569,503	$165,403,330
Diversified Banks—13.1%
Chinatrust Financial Holding Co. (Taiwan)	Commercial Bank	270,005,318	$225,798,525
Lloyds TSB Group plc (Great Britain)	Commercial Bank	19,557,800	218,851,195
HSBC Holdings plc (Great Britain)	International Banking & Financial Services	10,729,000	195,578,726
Bank of Ireland (Ireland)	Commercial Bank	6,803,500	157,166,803
United Overseas Bank Limited (Singapore)	Commercial Bank	8,395,368	106,190,800
Australia and New Zealand Banking Group Limited (Australia)	Commercial Bank	4,567,800	101,713,777
Kookmin Bank (Korea)	Commercial Bank	975,000	78,524,194
BNP Paribas SA (France)	Commercial Bank	454,500	49,586,919
			1,133,410,939
Diversified Capital Markets—6.5%
UBS AG (Switzerland)	Investment Banking	4,853,400	$294,948,108
Credit Suisse Group (Switzerland)	Investment Services & Insurance	3,837,400	268,476,282
			563,424,390
Insurance Brokers—0.5%
Willis Group Holdings Limited (Great Britain)	Consulting Services Provider	1,086,000	$43,125,060
Investment Banking & Brokerage—4.5%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	23,829,000	$267,314,104
Nikko Cordial Corporation (Japan)	Comprehensive Financial Services Provider	10,451,500	119,879,816
			387,193,920

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THE OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2006 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—98.0% (cont.)
Reinsurance—1.6%
Hannover Rueckversicherung AG (Germany) (a)	Reinsurance	3,028,000	$140,218,668
Pharmaceuticals—8.7%
GlaxoSmithKline plc (Great Britain)	Pharmaceuticals	11,805,000	$310,654,714
Novartis AG (Switzerland)	Pharmaceuticals	4,718,000	272,006,155
Takeda Pharmaceutical Company Limited (Japan)	Pharmaceuticals & Food Supplements	1,658,600	113,867,165
Sanofi-Aventis (France)	Pharmaceuticals	588,508	54,341,356
			750,869,390
Diversified Commercial and Professional Services—0.9%
Meitec Corporation (Japan)	Software Engineering Services	2,483,800	$75,345,725
Human Resource & Employment Services—2.9%
Adecco SA (Switzerland)	Temporary Employment Services	3,703,000	$252,995,281
Industrial Machinery—0.8%
Enodis plc (Great Britain)	Food Processing Equipment	18,228,351	$71,114,539
Electronic Equipment Manufacturers—1.1%
OMRON Corporation (Japan)	Component, Equipment, & System Manufacturer	1,995,100	$56,665,165
Orbotech, Ltd. (Israel) (a)	Optical Inspection Systems	1,237,700	31,487,088
			88,152,253
Semiconductors—3.3%
Rohm Company Limited (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	2,806,795	$279,488,431
Diversified Chemicals—0.9%
Akzo Nobel N.V. (Netherlands)	Chemical Producer	1,271,200	$77,542,578
Fertilizers & Agricultural Chemicals—0.4%
Syngenta AG (Switzerland) (a)	Agricultural Chemicals	162,500	$30,232,868
Specialty Chemicals—2.0%
Givaudan (Switzerland)	Fragrance & Flavor Compound Manufacturer	127,084	$117,645,262
Lonza Group AG, Registered Shares (Switzerland)	Industrial Organic Chemicals	635,713	54,936,872
			172,582,134

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2006 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Market Value
Common Stocks—98.0% (cont.)
Wireless Telecommunication Services—5.9%
SK Telecom Co., Ltd. (Korea)	Mobile Telecommunications	975,312	$233,340,774
NTT DoCoMo, Inc. (Japan)	Mobile Telecommunications	96,700	152,763,329
Vodafone Group Plc (Great Britain)	Mobile Telecommunications	33,208,062	92,005,260
Vodafone Group Plc (Great Britain) (b)	Mobile Telecommunications	530,250	14,730,345
SK Telecom Co., Ltd. (Korea) (b)	Mobile Telecommunications	405,100	10,727,048
			503,566,756
Total Common Stocks (Cost: $6,216,097,252)			8,430,159,043

Short Term Investments—1.3%
Repurchase Agreement—1.3%
IBT Repurchase Agreement, 5.01% dated 12/29/2006 due 1/2/2007, repurchase price $107,669,817, collateralized by Government National Mortgage Association Bonds, with rates of 4.750% - 5.500%, with maturities from 2/20/2032 - 8/20/2032, and with an aggregate market value plus accrued interest of $13,256,369, and by Small Business Administration Bonds, with rates of 8.066% - 8.875%, with maturities from 10/25/2016 - 5/25/2030, and with an aggregate market value plus accrued interest of $99,781,208	$107,654,835	$107,654,835
Total Repurchase Agreement (Cost: $107,654,835)		107,654,835
Total Short Term Investments (Cost: $107,654,835)		107,654,835
Total Investments (Cost $6,323,752,087)—99.3%		$8,537,813,878
Foreign Currencies (Cost $1,130,032)—0.0%		$1,130,049
Other Assets In Excess Of Other Liabilities—0.7%		58,692,328
Total Net Assets—100%		$8,597,636,255

(a)  Non-income producing security.

(b)  Represents an American Depository Receipt.

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL
SMALL CAP FUND

Report from David G. Herro and Chad M. Clark, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/06) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX13

		Average Annual Total Returns (as of 12/31/06)
	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark International Small Cap Fund (Class I)	11.89%	34.90%	24.99%	15.50%	15.68%
MSCI World ex U.S.	10.12%	25.71%	15.25%	7.96%	8.38%
MSCI World ex U.S. Small Cap[16]	11.65%	19.46%	23.70%	N/A	N/A
Lipper International Small Cap Index[17]	13.69%	28.08%	23.99%	13.34%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Small Cap Fund gained 12% in the quarter ended December 31, 2006, outperforming our benchmark indices. More importantly, however, for the past twelve months and since inception, your Fund is up 35% and 16% respectively, outpacing the MSCI World ex U.S. Index, which returned 26% and 8%.

Global small-cap equity indices experienced another strong quarter; most—excluding Japan—posted double-digit gains. Japan, the largest in the MSCI World ex U.S. Small Cap Universe, was virtually flat in the quarter.

The Fund remained well underweight Japan, having just 11% of assets invested in the country versus almost 27% for the index. As the Fund was substantially underweight in a relatively poor performing Japanese market, this allocation effect yielded the greatest contribution to overall performance in the quarter.

Stock selection in Norway and New Zealand also boosted the Fund during the quarter, adding almost 1% to the Fund's relative performance. The Fund's Norwegian and New Zealand names advanced 24% and 29% respectively in the quarter, versus the local markets, which posted 14% and 7% returns respectively.

Large Contributors

Tandberg ASA, a Norwegian manufacturer of video-conferencing equipment, rose 35% in the quarter (following last quarter's 34% advance). We highlighted this stock in the March 2006 report and discussed it again in last quarter's report. As the stock has now surpassed our estimate of fair value, we have begun making tax-efficient sales.

JJB Sports, a UK sporting goods retailer and health club owner, rose 27% in the quarter. While September results weren't impressive, the business's underlying fundamentals appear to be improving. Sportsworld, JJB's largest competitor, had been employing a massive price discounting strategy on brand name goods (namely Nike and Adidas) to attract shoppers into its stores and to its private label merchandise. JJB notified Nike and Adidas of these aggressive pricing tactics, and these companies have responded appropriately to protect their brands. Sportsworld has lost access to some of the most coveted merchandise (like Nike Air product) and now must meet strict operating guidelines to ensure future access. JJB, who never participated in these tactics, now receives marketing support from Nike and Adidas as well, further tightening those relationships. With the retail business on firmer footing, gross margins should improve in 2007. This, combined with good health club performance, has led many to upgrade their forecasts for the group.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Media Prima, Malaysia's largest free-to-air broadcaster, rose 31% in the quarter. The group's main channel, "3," substantially outperformed the advertising market this year by attracting large non-traditional advertisers to Malay TV (many of whom were limited due to foreign content production restrictions). With strong revenue growth and limited cost inflation, margins advanced 1000 basis points on this channel. The group is also making solid progress with its recently acquired channel "7." Media Prima has narrowed the previous owner's advertising discounts and brought margins from losses to mid-double-digit. Lastly, management is also evaluating options for its stake in New Straits Times, which represents about 13% of the value of the company. The group's dominant position is now translating into excellent financial results, and the market appears to be awakening to the new Media Prima.

Detractors

There was only one meaningful detractor to performance in the quarter. MLP, one of Germany's largest independent financial advisors (IFAs), was one of the Fund's top five positions and was off 15% in the quarter. Towards the end of the third quarter, the group revised down its earnings guidance for 2006 by almost 25% due to poor IFA productivity. Recent product changes meant IFAs received more upfront money on sales, leading them to be less aggressive. Poor branch oversight and poor product training discipline allowed the problem to fester. Management took aggressive action to rectify the problem and fired the Head of Sales and Marketing, as well as some branch managers, and it also changed the IFA's compensation schemes. Management has also taken advantage of the weak stock price and repurchased shares, which we view favorably as it should generate substantial value. We continue to like the underlying dynamics in the savings market in Germany and believe MLP is well positioned to exploit the changing environment. As such, the Fund used the shares' recent weakness to increase its position.

Portfolio Composition

The Fund exited many positions that had reached their fair values in the quarter, including Saurer, De La Rue, Halma, and Countrywide. We also sold the balance of our holdings in Matalan and Kook Soon Dang. New ideas generated in the quarter include Citizen Watch, a Japanese manufacturer of watches and electronic devices, and Spectris, a UK manufacturer of electronic controls.

Geographically, our portfolio weightings remain very similar to last quarter. Europe and the UK represent approximately 65% of investments, and the majority of the balance excluding cash is invested in the Pacific Rim.

Small capitalization international stocks (ex Japan) continued their strong advances in the quarter, which in turn further reduced the number of attractive investment candidates. However, we continue to own names that have demonstrated a consistent ability to grow value per share over time. We thank you for your continued support.

David G. Herro, CFA Portfolio Manager dherro@oakmark.com	Chad M. Clark, CFA Portfolio Manager cclark@oakmark.com

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

International Diversification—December 31, 2006 (Unaudited)

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2006 (Unaudited)

Name	Description	Shares Held	Market Value
Common Stocks—95.8%
Advertising—1.3%
Asatsu-DK, Inc. (Japan)	Advertising Services Provider	554,700	$17,619,142
Apparel, Accessories & Luxury Goods—2.3%
Bulgari S.p.A. (Italy)	Jewelry Manufacturer & Retailer	2,312,000	$32,808,523
Auto Parts & Equipment—3.3%
Kongsberg Automotive ASA (Norway)	Auto Parts & Equipment Manufacturer	3,527,500	$32,247,161
Wagon PLC (Great Britain)	Auto Parts & Equipment Manufacturer	4,762,600	14,663,831
			46,910,992
Broadcasting & Cable TV—6.5%
Sogecable SA (Spain) (a)	Cable Television Services	1,372,500	$48,917,753
Media Prima Berhad (Malaysia)	Film Producer & Sports Promoter	48,109,600	34,091,270
M6 Metropole Television (France)	Television Entertainment Channel Owner & Operator	251,200	8,973,003
			91,982,026
Home Improvement Retail—3.0%
Carpetright plc (Great Britain)	Carpet Retailer	1,641,200	$42,128,586
Movies & Entertainment—1.2%
CTS Eventim AG (Germany)	Entertainment Tickets Producer & Distributor	426,400	$16,469,556
Photographic Products—2.1%
Vitec Group plc (Great Britain)	Photo Equipment & Supplies	2,780,379	$28,771,445
Publishing—6.3%
Daekyo Co., Ltd. (Korea)	Educational Information Service Provider	407,900	$40,790,000
Tamedia AG (Switzerland)	TV Broadcasting & Publishing	176,427	23,238,846
SCMP Group, Ltd. (Hong Kong)	Newspaper Publisher & Distributor	61,243,000	23,227,036
			87,255,882
Restaurants—0.1%
Alsea de Mexico S.A.B. de C.V. (Mexico)	Pizza Restaurants	311,800	$1,699,704

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2006 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—95.8% (cont.)
Specialty Stores—2.9%
JJB Sports plc (Great Britain)	Sportswear & Sports Equipment Retailer	8,845,300	$40,743,177
Textiles—1.6%
Chargeurs SA (France) (a)	Wool, Textile Production & Trading	790,182	$21,800,367
Distillers & Vintners—0.6%
Baron de Ley, S.A. (Spain) (a)	Beverages, Wines, & Spirits Manufacturer	146,700	$8,946,692
Household Products—1.7%
Kimberly-Clark de Mexico S.A.B. de C.V (Mexico)	Hygiene Products Manufacturer, Marketer & Distributor	5,027,200	$23,118,698
Packaged Foods & Meats—4.3%
Lotte Confectionery Co., Ltd. (Korea)	Candy & Snacks Manufacturer	25,254	$32,857,355
Binggrae Co., Ltd. (Korea)	Dairy Products Manufacturer	501,910	22,990,716
Alaska Milk Corporation (Philippines)	Milk Producer	56,360,000	4,251,417
			60,099,488
Soft Drinks—0.5%
Britvic Plc (Great Britain)	Soft Drink Manufacturer & Supplier	1,231,000	$7,086,276
Asset Management & Custody Banks—7.5%
MLP AG (Germany)	Asset Management	2,892,000	$57,416,472
Julius Baer Holding Ltd. (Switzerland)	Asset Management	430,000	47,358,227
			104,774,699
Investment Banking & Brokerage—2.1%
Ichiyoshi Securities Co., Ltd. (Japan)	Stock Broker	2,022,800	$29,184,888
Multi-Sector Holdings—1.8%
Pargesa Holding SA (Switzerland)	Diversified Operations	215,400	$24,536,332
Reinsurance—4.0%
Benfield Group Ltd. (Great Britain)	Reinsurance Service Provider	7,927,500	$55,491,311

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2006 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—95.8% (cont.)
Health Care Distributors—1.1%
Australian Pharmaceutical Industries Limited (Australia)	Pharmaceutical Products Distributor	8,856,914	$15,520,475
Health Care Supplies—1.8%
Ansell Limited (Australia)	Protective Rubber & Plastics Products	1,767,596	$15,696,584
Medisize Holding AG (Switzerland) (a)	Medical & Dental Applications Holding Company	140,000	9,536,315
			25,232,899
Pharmaceuticals—0.6%
Santen Pharmaceutical Co., Ltd. (Japan)	Pharmaceuticals	318,900	$8,977,060
Air Freight & Logistics—0.9%
Mainfreight Limited (New Zealand)	Logistics Services	2,192,779	$12,359,380
Freightways Limited (New Zealand)	Express Package Services	154,100	493,999
			12,853,379
Diversified Commercial and Professional Services—2.8%
Intrum Justitia AB (Sweden)	Diversified Financial Services	1,732,643	$22,461,757
Prosegur, Compania de Seguridad SA (Spain)	Security & Transportation Services	516,700	16,847,125
			39,308,882
Human Resource & Employment Services—0.1%
Robert Walters plc (Great Britain)	Recruitment Services	237,478	$1,519,328
Industrial Conglomerates—2.5%
Haw Par Corporation Limited (Singapore)	Diversified Operations	5,508,687	$25,500,686
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	82,700	6,274,984
Tomkins plc (Great Britain)	International Manufacturing	961,461	4,626,344
			36,402,014

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2006 (Unaudited) cont.

Name	Description	Shares Held	Market Value
Common Stocks—95.8% (cont.)
Industrial Machinery—6.9%
Domino Printing Sciences plc (Great Britain)	Printing Equipment	4,832,700	$30,681,918
Interpump Group S.p.A. (Italy)	Pump & Piston Manufacturer	3,202,700	28,900,722
Schindler Holding AG (Switzerland)	Escalator & Elevator Manufacturer	392,975	24,510,546
Pfeiffer Vacuum Technology AG (Germany)	Vacuum Pump Manufacturer	79,800	6,783,895
LISI (France)	Industrial Fastener Manufacturer	49,600	4,007,038
			94,884,119
Application Software—1.1%
Lectra (France)	Manufacturing Process Systems	2,186,404	$15,960,479
Communication Equipment—3.9%
Tandberg ASA (Norway)	Develops & Markets Communication Equipments	3,590,700	$54,132,313
Data Processing & Outsourced Services—2.5%
Veda Advantage Limited (Australia)	Credit Reference Services	16,802,620	$34,882,080
Electronic Equipment Manufacturers—4.8%
Spectris Plc (Great Britain) Electronic Component Manufacturer, Designer &	Marketer	1,539,300	$23,614,294
Citizen Watch Co., Ltd. (Japan)	Watch & Machine Tool Producer & Seller	2,075,000	15,884,417
Mabuchi Motor Co., Ltd. (Japan)	Digital Camera Motors Manufacturer	235,900	14,034,469
Orbotech, Ltd. (Israel) (a)	Optical Inspection Systems	536,500	13,648,560
			67,181,740
Home Entertainment Software—3.3%
Square Enix Co., Ltd. (Japan)	Entertainment Software	1,747,400	$45,812,260
IT Consulting & Other Services—2.8%
Morse plc (Great Britain)	Business & Technology Solutions	15,231,000	$32,208,082
Ementor ASA (Norway) (a)	Management & IT Consulting Services	1,205,100	6,803,233
			39,011,315

THE OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2006 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Market Value
Common Stocks—95.8% (cont.)
Office Electronics—3.2%
Neopost SA (France)	Mailroom Equipment Supplier	220,700	$27,720,529
Boewe Systec AG (Germany)	Automated Paper Management Systems Producer	253,670	17,235,094
			44,955,623
Specialty Chemicals—3.0%
Croda International plc (Great Britain)	Chemical Producer	1,431,302	$16,394,562
Gurit Holding AG (Switzerland)	Chemical Producer	14,407	12,580,261
Taiyo Ink Mfg. Co., Ltd. (Japan)	Manufacturer of Resist Inks	218,000	12,108,567
			41,083,390
Alternative Carriers—1.4%
Asia Satellite Telecommunications Holdings Limited (Hong Kong)	Satellite Operator	10,903,800	$19,597,486
Total Common Stocks (Cost: $946,311,032)			1,338,742,626

Short Term Investments—3.8%
Repurchase Agreement—3.8%
IBT Repurchase Agreement, 5.01% dated 12/29/2006 due 1/2/2007, repurchase price $53,686,449, collateralized by Small Business Administration Bonds, with rates of 7.125% - 8.750%, with maturities from 7/25/2018 - 5/25/2030, and with an aggregate market value plus accrued interest of $56,339,409	$53,656,580	$53,656,580
Total Repurchase Agreement (Cost: $53,656,580)		53,656,580
Total Short Term Investments (Cost: $53,656,580)		53,656,580
Total Investments (Cost $999,967,612)—99.6%		$1,392,399,206
Other Assets In Excess Of Other Liabilities—0.4%		5,850,004
Total Net Assets—100%		$1,398,249,210

(a)  Non-income producing security.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

This material must be preceded or accompanied by a prospectus. To order a prospectus, which explains management fees and expenses and the special risks of investing in the Funds, visit oakmark.com or call 1-800-OAKMARK. Please read the prospectus carefully before investing.

The discussion of investments and investment strategy of the Funds (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the investments of the Funds and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

The performance data quoted represents past performance. The above performance for the Funds does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data visit oakmark.com.

The performance information for Class I shares of The Oakmark Fund, The Oakmark Select Fund, The Oakmark Equity & Income Fund, The Oakmark Global Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund does not reflect the imposition of a 2% redemption fee on shares held by an investor for 90 days or less. The purpose of this redemption fee is to deter market timers.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Because The Oakmark Global Select Fund and The Oakmark Select Fund are non-diversified, the performance of each holding will have a greater impact on each Fund's total return, and may make the Funds' returns more volatile than a more diversified fund.

The Oakmark Equity and Income Fund closed to certain new investors as of 5/7/04.

The Oakmark Equity and Income Fund invests in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities, which may result in greater share price volatility. An economic downturn could severely disrupt the market in medium or lower grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

The Oakmark Global Fund and The Oakmark International Fund closed to certain new investors as of 12/15/03.

The Oakmark International Small Cap Fund closed to new investors as of 5/10/02.

Investing in foreign securities represents risks which in some way may be greater than in U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

  1.  According to Morningstar, the Morningstar Manager of the Year award is presented to portfolio managers based on the managers' (i) "ability to generate exceptional returns;" (ii) "willingness to align their interests with shareholders;" and (iii) "courage to stay with their strategies in order to produce superior risk-adjusted returns in the end.

  2.  Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

  3.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

THE OAKMARK FUNDS

  4.  The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

  5.  The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies. This index is unmanaged and investors cannot invest directly in this index.

  6.  The Lipper Large Cap Value Fund Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

  7.  NAV stands for Net Asset Value. NAV is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities divided by the number of shares outstanding.

  8.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

  9.  The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

  10.  Lehman Brothers Government/Corporate Bond Index is a benchmark index made up of the Lehman Brothers Government and Corporate Bond indexes, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

  11.  The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of December 2003 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. This index is unmanaged and investors cannot invest directly in this index.

  12.  The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

  13.  The MSCI World Index ex U.S. is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002 the MSCI World Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This index is unmanaged and investors cannot invest directly in this index.

  14.  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of December 2003 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This index is unmanaged and investors cannot invest directly in this index.

  15.  The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

  16.  The MSCI World ex U.S. Small Cap Index is the small cap component of the MSCI World ex U.S. Standard Index. Securities selected represent 40% of the small cap asset class in each developed market on a capitalization-weighted basis. This index is unmanaged and investors cannot invest directly in this index.

  17.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Investment Philosophy

All Oakmark managers follow a consistent investment philosophy—to invest in companies they believe are trading at a substantial discount to underlying business value. Critical to this philosophy is to invest with management teams who are committed to maximizing the company's business value.

Three key tenets of our
investment philosophy:

1  Buy businesses trading at a significant discount
to our estimate of true business value.

2  Invest in companies expected to grow shareholder value over time.

3  Invest with management teams who think
and act as owners.

Investment Process

We seek to identify undervalued companies through an intensive, in-house research process. This process is not based on macro-economic factors, such as the performance of the economy or the direction of interest rates. Nor is it based on technical factors, such as the performance of the stock market itself. And, while some value managers might use only one summary statistic—such as price-earnings ratio—our investment professionals take a more in-depth approach using a range of valuation measures appropriate for a specific company or industry.

From the universe of thousands of equity securities, our team generates investment ideas through a variety of methods. If a security appears attractive, detailed quantitative and qualitative research follows. This careful process of identifying undervalued stocks results in an "approved list."

The Result: a unified effort aimed at identifying the best values in the marketplace. From the list of approved stocks, each fund manager constructs a relatively focused portfolio, built on a stock-by-stock basis from the bottom up.

Who Should Invest

Any investor who is seeking a disciplined value manager for the purposes of growing and diversifying a portfolio should consider one of The Oakmark Funds, keeping in mind that all equity investments should be considered long-term investments. As value investors, we recognize that patience is a virtue and believe that, over the long term, investors are rewarded for their patience. We generally hold the companies in which we invest for three to five years, a time horizon that we encourage our shareholders to consider as well.

How to Use Value Funds
in an Overall Portfolio

Investment styles tend to move in cycles. One style may be in favor for a few years while the other is out of favor, and vice versa. Diversifying the stock portion of your portfolio may help reduce overall volatility—and potentially provide more consistent returns over time.

THE OAKMARK FUNDS

The Oakmark Glossary

Book value – A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

Business value/Intrinsic value – The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

Growth investing – Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (Mergers & Acquisitions) – Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

Market capitalization (market cap or cap) – The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

Momentum investing – Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

Multiple – A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B or Price-to-Book Ratio – A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E or Price-to-Earnings Ratio – The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

Share repurchase – Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

Value investing – Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"x times earnings" ("12 times earnings") – Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Trustees and Officers

Trustees

Gary N. Wilner, M.D.—Chairman
Michael J. Friduss
Thomas H. Hayden
Christine M. Maki
John R. Raitt
Allan J. Reich
Steven S. Rogers
Marv R. Rotter
Burton W. Ruder
Peter S. Voss

Officers

John R. Raitt—President
Robert M. Levy—Executive Vice President
Henry R. Berghoef—Vice President
Chad M. Clark—Vice President
Richard J. Gorman—Vice President and
  Assistant Secretary
Kevin G. Grant—Vice President
David G. Herro—Vice President
John J. Kane—Treasurer
Clyde S. McGregor—Vice President
William C. Nygren—Vice President
Vineeta D. Raketich—Vice President
Janet L. Reali—Vice President and Secretary
Kristi L. Rowsell—Vice President
Edward A. Studzinski—Vice President
Robert A. Taylor—Vice President
Christopher P. Wright—Vice President

Other Information

Investment Adviser

Harris Associates L.P.
Two North LaSalle Street
Chicago, Illinois 60602-3790

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

Bell, Boyd & Lloyd LLC
Chicago, Illinois

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

For More Information

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-3250

Website

oakmark.com

To obtain a prospectus, an application or periodic reports, access our web site at oakmark.com, or call 1-800-OAKMARK (1-800-625-6275) or
(617) 483-3250.

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the Funds' shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds' currently effective prospectus.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of Class I shares held for 90 days or less from any Fund.

1-800-OAKMARK

oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member NASD. Date of first use: January 2007.